UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2026

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

52 Discovery,
Irvine, California 92618

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 297-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On June 10, 2026 (the “Closing Date”), Danaher Corporation, a Delaware corporation (“Parent”), completed the previously announced acquisition of Masimo Corporation, a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of February 16, 2026 (the “Merger Agreement”), by and among the Company, Parent, and Mobius Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent (the “Surviving Corporation”).

The Merger Agreement and the transactions contemplated thereby, including the Merger, were previously described in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on February 17, 2026 and the definitive proxy statement filed with the SEC by the Company on April 1, 2026 (the “Proxy Statement”).

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on the Closing Date, the Company paid off all obligations owing, and terminated the commitments, under that certain Credit Agreement, dated as of December 1, 2025, by and among the Company, the lenders and issuing banks party thereto and Bank of America, N.A., as administrative agent (the “Credit Agreement”). In connection with the termination of the Credit Agreement, on the Closing Date, all outstanding obligations for principal, interest and fees under the Credit Agreement were paid off in full and all guarantees in respect of any obligations under the Credit Agreement were terminated and released.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share (“Common Stock”), of the Company (each, a “Share”) issued and outstanding immediately prior to the Effective Time (other than any (i) Shares owned by Parent, Merger Sub or the Company, (ii) Shares owned by any wholly owned subsidiary of Parent (other than Merger Sub) or any wholly owned subsidiary of the Company and (iii) Shares in respect of which appraisal has been duly demanded, and not effectively withdrawn or otherwise waived or lost, pursuant to Section 262 of the General Corporation Law of the State of Delaware) was automatically cancelled, extinguished and converted into the right to receive an amount in cash equal to $180.00 per share, without interest (the “Per Share Merger Consideration”).

In addition, pursuant to the Merger Agreement, at the Effective Time:

(i)	each option to purchase Shares (each, an “Option”) that was outstanding as of immediately prior to the Effective Time, whether vested or unvested, was automatically cancelled and converted into the right to receive, for each Share subject to such Option, the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such Option, less any applicable tax withholding;
(ii)	each restricted stock unit award granted under the Company’s stock plans or otherwise (each, an “RSU”) that was outstanding as of immediately prior to the Effective Time, other than RSUs held by non-employee directors, was assumed by Parent and converted into a number of Parent restricted stock units equal to the product of the number of shares of Parent common stock equal to the number of Shares underlying the RSU immediately prior to the Effective Time multiplied by the quotient of (a) the Per Share Merger Consideration, divided by (b) the volume weighted average trading price per share of Parent common stock for the ten trading day period ending on and including the Closing Date, with the same terms and conditions as applied to such RSU immediately prior to the Effective Time. Following the Effective Time, the converted Parent restricted stock units are subject to partial or full double-trigger acceleration;
(iii)	each RSU held by a non-employee director of the Company that was outstanding as of immediately prior to the Effective Time was cancelled and converted into the right to receive the Per Share Merger Consideration; and
(iv)	each performance stock unit granted under the Company’s stock plans or otherwise (each, a “PSU”) that was outstanding as of immediately prior to the Effective Time, as determined at target performance, was cancelled and converted into the right to receive the product of (a) the Per Share Merger Consideration and (b) the number of Shares underlying such PSU, without interest and less any applicable tax withholding.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Items 2.01 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the day prior to the Closing Date, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the expected consummation of the Merger and requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 the next day with respect to delisting and deregistering the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Common Stock ceased trading prior to the opening of the market on the Closing Date, and will no longer be listed on Nasdaq. Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Shares and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each Share that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted automatically, at the Effective Time, into the right to receive the Per Share Merger Consideration. Accordingly, at the Effective Time, the holders of such Shares ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Merger Consideration.

Item 5.01 Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became a wholly owned subsidiary of Parent. Parent funded the acquisition with cash on hand.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the Merger, as of the Effective Time, (i) Catherine Szyman, Michelle Brennan, Quentin Koffey, Wendy Lane, Tim Scannell, and Darlene Solomon each resigned from the board of directors of the Company and from any and all committees thereof on which they served and ceased to be directors of the Company, (ii) the director of Merger Sub (Frank McFaden) immediately prior to the Effective Time became the director of the Surviving Corporation, and (iii) except as described below each of the officers of the Company immediately prior to the Effective Time continued as the officers of the Surviving Corporation.

On June 9, 2026, the Company entered into Separation and Consulting Agreements (collectively, the “Separation Agreements”) with each of Catherine Szyman, Gregory Meehan, and Charles Dadswell (each, an “Executive”). Pursuant to the Separation Agreements, each Executive will resign his or her employment with the Company as of the Closing Date. Under the terms of the Separation Agreements, each Executive will provide consulting services to Parent (or its affiliates) for a period of three (3) months following the Closing Date in exchange for a consulting fee determined based on the relevant Executive’s base salary immediately prior to his or her termination, on terms and conditions set forth in the applicable Separation Agreement. In addition, under the Separation Agreements, each Executive remains entitled to receive his or her respective change-in-control severance benefits in connection with his or her termination on the Closing Date in accordance with the terms of such Executive’s pre-existing arrangements with the Company.

The foregoing summary of the Separation Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Separation and Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety and as so amended and restated became the certificate of incorporation of the Surviving Corporation, and the bylaws of Merger Sub in effect immediately prior to the Effective Time became the bylaws of the Surviving Corporation, except that references to Merger Sub’s name were replaced with references to the Surviving Corporation’s name. Copies of the amended and restated certificate of incorporation and the bylaws of the Surviving Corporation are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1+	Agreement and Plan of Merger, dated as of February 16, 2026, by and among Masimo Corporation, Danaher Corporation and Mobius Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to Masimo Corporation’s Current Report on Form 8-K filed with the SEC on February 17, 2026)
3.1*	Amended and Restated Certificate of Incorporation of Masimo Corporation
3.2*	Amended and Restated Bylaws of Masimo Corporation
10.1*	Form of Separation and Consulting Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
+	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASIMO CORPORATION

	By:	/s/ Micah Young
		Name:	Micah Young
		Title:	EVP, Chief Financial Officer

Date: June 10, 2026